Exhibit 1.8

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

TOMKINS, LLC

Pursuant to Section 18-202 of the Delaware Limited Liability Company Act, as amended, it is hereby certified that:

1. The name of the limited liability company (the “LLC”) is Tomkins, LLC.

2. The Certificate of Formation of the LLC is hereby amended by deleting Article 1 and inserting in lieu thereof a new Article 1 to read as follows:

FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is:

Gates Investments, LLC

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Formation on this 17th day of December, 2013.

By:	/s/ Thomas C. Reeve
Thomas C. Reeve
Vice President and Secretary

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “TOMKINS, LLC”, CHANGING ITS NAME FROM “TOMKINS, LLC” TO “GATES INVESTMENTS, LLC”, FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF DECEMBER, A.D. 2013, AT 6:35 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
4849249 8100 131439712	Jeffrey W. Bullock, Secretary of State AUTHENTICATION: 0994700 DATE: 12-18-13
You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 07:39 PM 12/17/2013 FILED 06:35 PM 12/17/2013 SRV 131439712 - 4849249 FILE

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

TOMKINS, LLC

Pursuant to Section 18-202 of the Delaware Limited Liability Company Act, as amended, it is hereby certified that:

1. The name of the limited liability company (the “LLC”) is Tomkins, LLC.

2. The Certificate of Formation of the LLC is hereby amended by deleting Article 1 and inserting in lieu thereof a new Article 1 to read as follows:

FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is:

Gates Investments, LLC

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Formation on this 17th day of December, 2013.

By:	/s/ Thomas C. Reeve
Thomas C. Reeve
Vice President and Secretary